Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT AND WAIVER
This Amendment No. 3 to Credit Agreement and Waiver (this “Amendment”) is entered into as of March 7, 2014 by and among Catamaran Corporation (f/k/a SXC Health Solutions Corp.), a corporation organized under the laws of the Yukon Territory, Canada (the “Borrower”), JPMorgan Chase Bank, N. A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of July 2, 2012 (as previously amended, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement and waive certain provisions thereof on the terms and conditions set forth below.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.    Amendment to Credit Agreement. Upon the Effective Date (as defined below), the Credit Agreement shall be amended as follows:
(a)    Section 6.13 of the Credit Agreement is hereby deleted and replaced with the following:
LuxCo. The Borrower shall (a) not permit LuxCo to own any assets, engage in any business activity or have any liabilities other than (i) assets, activities and liabilities in connection with any LuxCo Transaction and (ii) activities incidental to the maintenance of its corporate existence and, in any event, shall not permit LuxCo to incur any Indebtedness except in connection with any LuxCo Transaction, Indebtedness under the Credit Documents and Indebtedness in respect of Guarantees of senior unsecured notes which are issued by the Borrower and permitted by Section 6.01 and (b) cause LuxCo to at all times after its formation be a direct Wholly-Owned Subsidiary.
2.    Waiver. The Lenders hereby waive any Default arising out of a breach by the Borrower of any obligation it may previously have had under Section 5.09(b) of the Credit Agreement to cause one or more Subsidiaries which are not Subsidiary Guarantors to take the actions described in subsections 5.09(b)(i) – (iii) of the Credit Agreement; provided, however, that such waiver shall expire ten (10) Business Days after the Effective Date (or such greater number of days to which the Administrative Agent may agree) unless by such time the Borrower shall have caused the Subsidiaries identified on Schedule 1 hereto to take all such actions.
3.    Representations and Warranties of the Borrower. The Borrower represents and warrants that as of the date hereof and as of the Effective Date:
(a)    The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the Effective Date as if made on such date, or to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date; and
(c)    After giving effect to this Amendment, no Default has occurred and is continuing.
4.    Effective Date. This Amendment shall become effective upon the execution and delivery hereof by the Borrower, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders); provided that Sections 1 and 2 hereof shall not become effective until the date (the “Effective Date”) when the following additional condition has also been satisfied:
(a)    The execution and delivery by the Borrower and the Subsidiary Guarantors of an Affirmation of Guaranties and Collateral Documents in substantially the form of Exhibit A hereto.
In the event the Effective Date has not occurred on or before March 14, 2014, Sections 1 and 2 hereof shall not become operative and shall be of no force or effect.
5.    Reference to and Effect Upon the Credit Agreement.
(a)    Except as specifically amended or waived above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall constitute a Credit Document.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor constitute a waiver of any provision of the Credit Agreement (including without limitation any cross-default arising under the Credit Agreement by virtue of any defaults under other agreements (excluding the Credit Documents) resulting from the matters which are specifically waived hereby) or any Credit Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
6.    Costs and Expenses.    The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.
7.    Governing Law. This Amendment shall be governed and construed in accordance with the internal laws (including, without limitation, Section 5-1401 of the general obligations law of New York, but otherwise without regard to the law of conflicts) of the State of New York.
8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
9.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of manually executed counterpart hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.
CATAMARAN CORPORATION, as Borrower

By	/s/ Mark Alan Thierer
Name: Mark Alan Thierer
Title: Chairman & Chief Executive Officer

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By	/s/ Lisa Whatley
Name:	Lisa Whatley
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By	/s/ Yinghua Zhang
Name:	Yinghua Zhang
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

Citibank, N.A., as a Lender

By	/s/ Laura Fogarty
Name:	Laura Fogarty
Title:	Vice President

FIFTH THIRD BANK, as a Lender

By	/s/ Nathaniel E. Sher
Nathaniel E. (Ned) Sher
Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

PNC Bank, National Association, as a Lender

By	/s/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Vice President

PNC BANK CANADA BRANCH, as a Lender

By	/s/ Caroline Stade
Name:	Caroline Stade
Title:	Senior Vice President

By	/s/ Bill Hines
Name:	Bill Hines
Title:	SVP & Principal Officer

[Signature Page to Amendment No. 3 to Credit Agreement]

Royal Bank of Canada, as a Lender

By	/s/ Scott MacVicar
Name:	Scott MacVicar
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

SunTrust Bank, as a Lender

By	/s/ Baerbel Freudenthaler
Name:	Baerbel Freudenthaler
Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By	/s/ Gregory Fishbein
Name:	Gregory Fishbein
Title:	Assistant Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By	/s/ Thomas Randolph
Name:	Thomas Randolph
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By	/s/ John Bosco
Name:	John Bosco
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

TD BANK, N.A., as a Lender

By	/s/ Todd Antico
Name:	Todd Antico
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By	/s/ Scott O’Connell
Name:	Scott O’Connell
Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By	/s/ Kirk Tesch
Name:	Kirk Tesch
Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement]

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Joseph M. Schnorr
Name:	Joseph M. Schnorr
Title:	Senior Vice President

U.S. BANK, NATIONAL ASSOCIATION, Canadian Branch, as a Lender

By	/s/ Joseph Rauhala
Name:	Joseph Rauhala
Title:	Principal Officer

[Signature Page to Amendment No. 3 to Credit Agreement]

KayBank National Association, as a Lender

By	/s/ Sanya Valeva
Name:	Sanya Valeva
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By	/s/ Jean-Marc Vauclair
Name:	Jean-Marc Vauclair
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

BRANCH BANKING & TRUST COMPANY, as a Lender

By	/s/ Gregory J. Oliver
Gregory J. Oliver
Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

THE NORTHERN TRUST COMPANY, as a Lender

By	/s/ Daniel J. Boote
Name:	Daniel J. Boote
Title:	Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

Morgan Stanley Bank, N.A., as a Lender

By	/s/ Alice Lee
Name:	Alice Lee
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

Capital One, N.A. as a Lender

By	/s/ Gina Monette
Name:	Gina Monette
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

The Bank of East Asia, Ltd., New York Branch, as a Lender

By	/s/ Kitty Sin
Name:	Kitty Sin
Title:	SVP

By	/s/ Danny Leung
Name:	Danny Leung
Title:	SVP & COO

[Signature Page to Amendment No. 3 to Credit Agreement]

MANUFACTURERS BANK, as a Lender

By	/s/ Charles Jou
Name:	Charles Jou
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

TAIWAN COOPERATIVE BANK, LOS ANGELES BRANCH, as a Lender

By	/s/ Li-Hua Huang
Name:	Li-Hua Huang
Title:	VP&GM

[Signature Page to Amendment No. 3 to Credit Agreement]

FIRST NATIONAL BANK OF OMAHA, as a Lender

By	/s/ Andrew Wong
Name:	Andrew Wong
Title:	Director

[Signature Page to Amendment No. 3 to Credit Agreement]

EXHIBIT A
AFFIRMATION OF GUARANTY AND COLLATERAL DOCUMENTS
Each of the undersigned (i) acknowledges receipt of a copy of that certain Amendment No. 3 to Credit Agreement and Waiver dated as of the date hereof (the “Amendment”) amending that certain Credit Agreement dated as of July 2, 2012 (the “Credit Agreement”) referred to therein, (ii) consents to the Amendment and each of the transactions referenced therein, (iii) hereby reaffirms its obligations under the Parent Guaranty, the Subsidiary Guaranty and each other Collateral Document to which it is a party (including, without limitation all grants of a security interest in its property contained therein), as applicable, and (iv) agrees that all references in any such other Credit Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement, as amended by the Amendment.

Dated as of March [__], 2014
[signature page follows]

CATAMARAN CORPORATION

By
Name:
Title:

CATAMARAN LLC (successor by conversion to Catamaran inc.)

By
Name:
Title:

CATAMARAN PBM OF ILLINOIS, INC.

By
Name:
Title:

CATAMARAN HEALTH SOLUTIONS, LLC

By
Name:
Title:

CATAMARAN PBM OF MARYLAND, INC.

By
Name:
Title:

CATAMARAN PBM OF ILLINOIS II, INC.

By
Name:
Title:

COALITION FOR ADVANCED PHARMACY SERVICES, LLC

By
Name:
Title:

CATAMARAN S.Á.R.L.

By
Name:
Title:

CATAMARAN HOLDINGS I, LLC

By
Name:
Title:

RESTAT, LLC

By
Name:
Title:

SCHEDULE 1

REQUIRED SUBSIDIARY GUARANTORS

1.	Catamaran PBM of Colorado, LLC (f/k/a HealthTran LLC)

2.	Catamaran Rx CHSS, LLC (f/k/a Catalyst Rx CHSS, LLC)

3.	Catamaran PBM of Pennsylvania, LLC (f/k/a FutureScripts, LLC)

4.	Catamaran Rebate Management, Inc. (f/k/a Catalyst Rx Rebate Management, Inc.)

5.	BriovaRx of Maine, Inc. (f/k/a Portland Professional Pharmacy Associates)

6.	BriovaRx, LLC (f/k/a MedfusionRx, LLC)